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                                                                    EXHIBIT 23.1


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Board of Directors
New American Healthcare Corporation:

The audits referred to in our report dated June 25, 1998, included the related financial statement schedule for the years ended March 31, 1998 and 1997, included in the registration statement. This financial statement schedule is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement schedule based on our audits. In our opinion, such financial statement schedule, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly in all material respects the information set forth therein.

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.




/s/ KPMG PEAT MARWICK LLP
-------------------------
Nashville, Tennessee
July 30, 1998
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The Board of Trustees
Doctors Hospital:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.





/s/ KPMG PEAT MARWICK LLP
-------------------------

Nashville, Tennessee
July 30, 1998

The Board of Directors
Center Hospital, Inc.:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.





/s/ KPMG PEAT MARWICK LLP
-------------------------

Nashville, Tennessee
July 30, 1998

The Board of Directors
Eastwood Hospital, Inc.:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.





/s/KPMG PEAT MARWICK LLP
------------------------

Jackson, Mississippi
July 30, 1998

The Board of Directors
New American Healthcare Corporation:

We consent to the use of our report included herein on The Hospitals and to the reference to our firm under the heading "Experts" in the prospectus.





/s/ KPMG PEAT MARWICK LLP
-------------------------

Nashville, Tennessee
July 30, 1998

The Board of Directors
PSH, Inc.:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.






/s/ KPMG PEAT MARWICK LLP
-------------------------

Seattle, Washington
July 30, 1998